THE SECURITIES REPRESENTED BY THIS SECURED PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

SECURED PROMISSORY NOTE AND SECURITY AGREEMENT

U.S. $5,700,000	Lakewood, Colorado
Due Date: June 30, 2012	June 30, 2009

1.	FOR VALUE RECEIVED, VCG Holding Corp., a Colorado corporation (“Borrower”), promises to pay to Lowrie Management LLLP or order (“Note Holder”), the principal sum of Five Million Seven Hundred Thousand U.S. Dollars ($5,700,000.00), at an annual interest rate of ten percent (10%) calculated on a 365 day year. This Note shall be due and payable at the date set forth above. Interest payments shall be due and payable on the first business day of each month at 390 Union Blvd., Suite 540 Lakewood, CO 80228, or at such other address as is provided in writing by Note Holder. Any accrued but unpaid interest will be included in the final payoff amount.

2.	Except as set forth in Section 4 below, payments received for application to this Note shall be applied first to the payment of accrued but unpaid interest at the default rate specified below, if any, second to accrued but unpaid interest at the interest rate stated above, and the balance applied in reduction of the principal amount owed.

3.	If any event of default under this Note occurs (other than a Change in Control Transaction (as defined below)), such as (but not limited to) Borrower’s failure to make when due a payment required by this Note, the entire principal amount outstanding and accrued but unpaid interest thereon shall bear interest at the rate of fifteen percent (15%) per annum from the date on which a default occurred (the “Date of Default”) until such default no longer is existing or continuing. If Borrower has not cured a default thirty (30) days after the Date of Default, or upon the occurrence of a Change of Control Transaction, Note Holder, in his discretion, may declare by written notice to Borrower the entire principal amount outstanding and accrued but unpaid interest thereon to be due and payable on the forty-fifth (45th) day after the Date of Default or the date of the occurrence of the Change of Control Transaction. Any principal amount or accrued but unpaid interest thereon remaining outstanding after the forty-fifth (45th) day of the occurrence of a Change of Control Transaction shall bear interest at the rate of fifteen percent (15%) per annum from the date of the Change of Control Transaction until paid in full. Note Holder shall be entitled to collect all reasonable costs and expenses of collection and/or suit, including, but not limited to reasonable attorneys’ fees.

4.	Borrower may prepay the principal amount outstanding under this Note, in whole or in part, at any time without penalty or premium. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payments.

5.	Borrower hereby waives presentment, notice of dishonor and protest.

6.	A Change of Control Transaction (as defined below) shall constitute an event of default under this Note. Except as set forth below, a “Change of Control Transaction” means the occurrence of any of the following events (unless waived by Note Holder):

(a)	an acquisition after the date hereof by an individual, legal entity or “group” (as defined in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended) of “beneficial ownership” (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of twenty percent (20%) or more of Borrower’s voting securities by an individual, legal entity or “group” who does not have “beneficial ownership” of twenty percent (20%) or more of Borrower’s voting securities on the date hereof which has not been approved by Borrower’s board of directors;

(b)	the removal (not including as a result of a director’s voluntary resignation or death or as a result of the expiration of a director’s term) of more than one-half of the members of Borrower’s board of directors after the date hereof which is not approved by a majority of those individuals who are members of Borrower’s board of directors on the date hereof;

(c)	the removal of Troy Lowrie as Borrower’s Chief Executive Officer or Chairman of Borrower’s board of directors without Troy Lowrie’s consent;

(d)	a transaction involving the transfer, sale, merger or consolidation of fifty percent (50%) or more of Borrower’s assets or voting securities in one transaction or in a series of related transactions; or

(e)	the execution by Borrower of an agreement to which Borrower is a party or by which it is bound, providing for any of the events set forth above in clauses (a), (b), (c) or (d) above.

(f)	Notwithstanding anything contained herein to the contrary, a voluntary transfer of the securities held by the Note Holder shall not constitute a Change of Control Transaction as that term is used herein.

The events described in clauses (a), (d) or (e) above shall not constitute a Change of Control Transaction if their sole purpose is to change the state of Borrower’s formation or to create a holding company that will be owned in substantially the same proportions by the persons who held Borrower’s securities immediately prior to such events.

7.	To secure its obligations under this Note, Borrower hereby grants to Note Holder a security interest in (a) the general assets of DRC LP located in Denver, Colorado, (b) the general and limited partnership holdings of IRC LP and DRC LP, and (c) consent to the transfer of the adult permit and liquor licenses for IRC LP and DRC LP to Note Holder and/or its assigns upon default.

8.	The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. This Note is not assignable by Note Holder or Borrower without the prior written consent of the other party.

9.	Upon receipt by Borrower of evidence satisfactory to Borrower of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to Borrower, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, Borrower shall execute and deliver to Note Holder a new promissory note of like tenor and denomination as this Note.

10.	Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (a) delivery to Borrower or (b) mailing such notice by first-class U.S. mail, addressed to Borrower at Borrower’s address stated below, or to such other address as Borrower may designate by notice to Note Holder. Any notice to Note Holder shall be in writing and shall be given and be effective upon (a) delivery to Note Holder or (b) by mailing such notice by first-class U.S. mail, to Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by written notice to Borrower.

11.	This Note shall be construed pursuant to the laws of the State of Colorado (without giving effect to its conflict of laws provisions). Venue for any lawsuit brought regarding this Note shall be any state or U.S. federal court of competent jurisdiction in the City and County of Denver, Colorado.

12.	Any term of this Note may be amended, waived or modified only with the written consent of Borrower and Note Holder.

13.	The failure of Note Holder to strictly enforce any provision of this Note shall not be deemed a waiver of Note Holder’s rights to strictly enforce that or any other term of this Note at any other time.

14.	This Note is issued in replacement of (a) the promissory note issued by Borrower to Note Holder in the principal amount of Five Million Seven Hundred Thirty Four Thousand Two Hundred and Fifty Four and 87/100 U.S. Dollars ($5,734,254.87), dated as of November 1, 2007 and due February 1, 2013 (the “First Original Note”), and (b) the promissory note issued by Borrower to Note Holder in the principal amount of One Million Two Hundred Fifty Dollars and 00/100 U.S. Dollars ($1,250,000), dated as of April 9, 2008 and due April 9, 2011 (the “Second Original Note”). The First Original Note and the Second Original Note are hereby cancelled.

BORROWER:

VCG Holding Corp.

By: /s/ Courtney Cowgill
Courtney Cowgill
Chief Financial Officer

Borrower’s address:
390 Union Blvd., Suite 540
Lakewood, CO 80228

NOTE HOLDER:

Lowrie Management LLLP

By: /s/ Troy Lowrie
Troy Lowrie
President